UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2007

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Last Mile Logistics Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-52301	65-1001573
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6675 Amberton Drive, Elkridge, Maryland  21075

(Address of Principal Executive Office) (Zip Code)

(301) 931-1771

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events.

On July 9, 2007, The National Association of Securities Dealers, Inc. approved the trading of the Registrant’s shares of common stock on the Over-the-Counter Bulletin Board under the symbol LMLG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Last Mile Logistics Group, Inc.

By:	/s/ Brian P. Flood
Brian P. Flood Chief Financial Officer

Date:  July 11, 2007

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